Exhibit 99.1

FOR: PROLIANCE INTERNATIONAL, INC.

Contact:
Arlen F. Henock
Chief Financial Officer
(203) 859-3626
FOR IMMEDIATE RELEASE
FD
Investor Contact: Eric Boyriven,
Alexandra Tramont
(212) 850-5600

PROLIANCE INTERNATIONAL, INC. AND ACP OF FLORIDA, LLC ENTER INTO A
LONG-TERM SUPPLY AGREEMENT

NEW HAVEN, CONNECTICUT, January 7, 2008 – Proliance International, Inc. (AMEX: PLI) today announced it has entered into a supply agreement with ACP of Florida, LLC (ACP). The agreement expands the availability of Proliance’s broad product offering of heat exchange and temperature control products in southern U.S. markets. Along with this action, the Company announced that it is closing an additional nine branch locations as part of its previously stated initiative to develop the best “go-to-market strategy” for each of the regions and customer groups it serves. In addition, ACP will purchase select assets and assume the supply and servicing of Proliance products to local-market installer customers previously served by the nine Proliance locations. Proliance will continue to serve customers purchasing automotive and light truck products in these locations through retailers, wholesalers and distributors who service these markets. Specific terms of these transactions were not disclosed.

Exiting these branches, while maintaining the availability of Proliance products to its customers, is consistent with the Company’s strategic goal of reducing operating costs, while building stronger relationships with retailers, wholesalers, distributors and other key customers who service these markets through their resale distribution networks. As a result of the actions announced today, the Company will now operate 37 branches, each focused on superior customer service and profitable growth.

Heavy Duty customers in these markets will continue to be served through the Company’s Heavy Duty regional plants, as well as through other Proliance branch locations, which will be adding focus on this customer segment.

Proliance International, Inc. is a leading global manufacturer and distributor of aftermarket heat exchange and temperature control products for automotive and heavy-duty applications serving North America, Central America and Europe.

Proliance International, Inc.’s Strategic Corporate Values Are:

•	Being An Exemplary Corporate Citizen
•	Employing Exceptional People
•	Dedication To World-Class Quality Standards
•	Market Leadership Through Superior Customer Service
•	Commitment to Exceptional Financial Performance

FORWARD-LOOKING STATEMENTS

Statements included in this press release, which are not historical in nature, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements relating to the future financial performance of the Company are subject to business conditions and growth in the general economy and automotive and truck business, the impact of competitive products and pricing, changes in customer product mix, failure to obtain new customers or retain old customers or changes in the financial stability of customers, changes in the cost of raw materials, components or finished products and changes in interest rates. Such statements are based upon the current beliefs and expectations of Proliance management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. When used in this press release, the terms “anticipate,” “believe,” “estimate,” “expect,” “may,” “objective,” “plan,” “possible,” “potential,” “project,” “will” and similar expressions identify forward-looking statements.

Factors that could cause Proliance’s results to differ materially from those described in the forward-looking statements can be found in the 2006 Annual Report on Form 10-K of Proliance, in the Quarterly Reports on Forms 10-Q of Proliance, and Proliance’s other filings with the SEC. The forward-looking statements contained in this press release are made as of the date hereof, and we do not undertake any obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise.